  Exhibit 10.1
AMENDMENT 4
TO THE
COLLABORATIVE RESEARCH AGREEMENT
BETWEEN
GENERAL ELECTRIC COMPANY
AND
ENDRA LIFE SCIENCES INC.

This Amendment 4 to the Collaborative Research Agreement ("Amendment"), effective as of the last date of signing below ("Effective Date"), amends the Collaborative Research Agreement between General Electric ("GE") & ENDRA Life Sciences Inc. ("ENDRA"), which became effective as of April 22, 2016, as amended by that certain Amendment 1 to the Collaborative Research Agreement, dated April 21, 2017, that certain Amendment 2 to the Collaborative Research Agreement, dated January 30, 2018, and that certain Amendment 3 to the Collaborative Research Agreement, dated January 13, 2020 (the "Agreement").

RECITALS

WHEREAS, the parties wish to amend the Agreement to provide for a revised TERM, which includes changes to the Agreement as set forth below.
THEREFORE, the parties hereby agree to the following amendment:

1.
Section 9.1 of the Agreement shall be deleted and restated as follows: This Agreement will remain in effect until December 16, 20221 unless terminated sooner or extended in writing signed by the parties in accordance with this Agreement.
2.
Capitalized terms not defined in this Amendment will have the meanings assigned in the Agreement.
3.
Except as explicitly modified, all terms, conditions and provisions of the Agreement shall continue in full force and effect.
4.
In the event of any inconsistency or conflict between the Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.
5.
This Amendment and the Agreement constitute the entire and exclusive agreement between the parties with respect to this subject matter. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this Amendment.

Signature Page Follows
_____________________________
1 Note: To be two-year extension from execution date.

Acceptance of these terms is documented by the signature and date of the responsible parties in the space designated below.

GE Healthcare	ENDRA Life Sciences Inc.
Signature: /s/ Brian McEathron	Signature: /s/ Francois Michelon
Name: Brian McEathron	Name: Francois Michelon
Title: GM General Imaging Ultrasound	Title: CEO
Date: 16-Dec-2020	Date: Dec 16, 2020